FIRST QUARTER 2020  EARNINGS CONFERENCE CALL PRESENTATION 1

SAFE HARBOR This presentation includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Pangaea’s and managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Pangaea’s business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Pangaea is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of logistics and shipping services; general economic conditions; geopolitical events and regulatory changes; and other factors set forth in Pangaea’s filings with the Securities and Exchange Commission and the filings of its predecessors. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of Pangaea’s financial results are unaudited and do not conform to SEC Regulation S-X and as a result such information may fluctuate materially depending on many factors. Accordingly, Pangaea’s financial results in any particular period may not be indicative of future results. Pangaea is not under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. 2

BUSINESS HIGHLIGHTS Q1‐2020 Results •Adjusted EBITDA of $2.9 million Consistent  •Net loss of $6.8 million •$42.5 million cash, restricted cash and cash  Performance equivalents Fleet Working Fleet •18 drybulk ships and one barge in owned and  controlled fleet during Q1 2020 Operations Extensive and varied  •Operating 50 vessels on average during Q1 2020 •6.1 million tons carried; 107 voyages performed  experience for 51 clients  1) Adjusted EBITDA is a non‐GAAP measure and represents income or loss from operations before depreciation and amortization, loss on sale and  leaseback of vessel, share‐based compensation, and when applicable, loss on impairment of vessels and certain non‐recurring items.  3

DRIVERS OF PERFORMANCE Customer Focus:Long‐term, fixed contract employment and recurring business with new and longstanding customers Targeted Business: Specialty tonnage provides superior returns – 78% premium over average market rates in Q1 – 2020 Rate Environment: The Baltic Dry Index average increased in the fourth quarter compared to prior year. Baltic Dry Index (1) 2500 2000 1500 1000 500 0 (1) Per reported indices 4

FINANCIAL HIGHLIGHTS • Net loss attributable to Pangaea Logistics Solutions Ltd. was $6.8 million for three months  ended March 31, 2020 as compared to $3.7 million net income for the same period of 2019. • Non‐GAAP adjusted net loss attributable to Pangaea Logistics Solutions Ltd. of $4.0  million as compared to $1.4 million net income for the three months ended March 31,  2019. • Net loss per share was $0.16 for three months ended March 31, 2020 as compared to earnings  per share of $0.09 for the same period of 2019. • Adjusted loss per share of $0.09, compared to adjusted earnings per share of $0.03 for  the three months ended March 31, 2019. • Pangaea's TCE rates were $10,508 for the three months ended March 31, 2020 and $12,029  for the three months ended March 31, 2019 while the market average for the first quarter of  2020 was approximately $5,920, giving the Company an overall average premium over market  rates of approximately $4,588 or 78%. • Adjusted EBITDA of $2.9 million for the three months ended March 31, 2020. • Total revenue increased to $95.9 million for the three months ended March 31, 2020, from  $79.5 million for the three months ended March 31, 2019 due to an increase in shipping days. • At the end of the quarter, Pangaea had $42.5 million in cash, restricted cash and cash  equivalents. 5

SELECTED INCOME STATEMENT DATAThree months ended March 31,  (in thousands) 2020 2019 (unaudited) (unaudited) Revenues: Voyage revenue $            86,524 $            65,851 Charter revenue                 9,356               13,693               95,880               79,544 Expenses:    Voyage expense               47,796               32,174    Charter hire expense               32,325               24,947    Vessel operating expenses                 9,934                 9,754    General and administrative                 3,993                 4,034    Depreciation and amortization                 4,242                 4,377 Gain on sale of vessels                     (78)                     ‐ Total expenses               98,213               75,287  from operations                (2,333)                 4,257 (Loss) income Total other expense, net                (4,437)                    224 Net (loss) income                (6,770)                 4,481 Income attributable to noncontrolling interests                     (26)                   (778) Net (loss) income attributable to Pangaea Logistics Solutions Ltd. $             (6,795) $              3,703 (1) Adjusted EBITDA  $              2,934 $              9,309 1) Adjusted EBITDA is a non‐GAAP measure and represents income or loss from operations before depreciation and amortization, loss on sale and leaseback of  vessel, share‐based compensation, and when applicable, loss on impairment of vessels and certain non‐recurring items.  6

SELECTED BALANCE SHEET & CASH FLOW DATA (in thousands) March 31, 2020 December 31, 2019  Current Assets     Cash and cash equivalents $                                       39,973 $                          50,555     Accounts receivable, net                                          23,140                             28,309     Other current assets                                          37,988                             49,091  Total current assets                                        101,101                           127,955 Restricted cash                                             1,500                                1,500 Fixed assets, including finance lease right of use assets, net                                        334,027                           335,090                                          15,391                             15,357 Total assets $                                     452,018 $                        479,903 Current liabilities Accounts payable, accrued expenses and other current liabilities $                                       35,557 $                          39,974 Related party debt                                                243                                   333 Current portion long‐term debt and finance lease liabilities                                          29,143                             35,540 Other current liabilities                                             7,750                             15,008 Total current liabilties                                          72,692                             90,855 Secured long‐term debt and finance lease liabilities, net                                        136,912                           141,148 Other long‐term liabilities                                             5,053                                4,828 Total Pangaea Logistics Solutions Ltd. equity                                        164,510                           170,246 Non‐controlling interests                                          72,851                             72,826 Total stockholders' equity                                        237,362                           243,072 Total liabilities and stockholders' equity$                                      452,018 $                        479,903 Cash flows for the years ended: March 31, 2020 March 31, 2019 Net cash (used in) provided by operating activities $ (6,845) $ 11,960 Net cash provided by (used in) investing activities $ 7,452 $ (11,586) Net cash (used in) provided by financing activities $ (11,190) $ 5,134 The amounts in the table above have been calculated based on unrounded numbers. Accordingly, certain amounts may not sum due to the effect of rounding.  7

TOTAL SHIPPING DAYS  6,000  5,000  4,000 3,365  2,750  3,003   3,000 2,645  2,537  2,556  Days 2,220  1,742   2,000  1,000 1,820  1,886  1,875  1,638  1,703  1,731  1,718  1,573   ‐ Q2‐18 Q3‐18 Q4‐18 Q1‐19 Q2‐19 Q3‐19 Q4‐19 Q1‐20 Owned Days Charter‐in Days Capital Efficiency: Leveraged owned fleet by chartering‐in market vessels Flexibility: Short‐term charters allow us to react quickly and take advantage of arbitrage opportunities 8

PANGAEA TCE v. AVERAGE MARKET TCE  $18,000 16%  $16,000 40% 24% 32% 21% $2,187   $14,000 49% $2,801  $4,353  $2,440  68%  $12,000 $3,355  78% $4,268   $10,000 $4,869   $8,000 $4,588  $13,728   $6,000 $11,395  $11,559  $10,373  $10,819   $4,000 $8,665  $7,160  $5,920   $2,000  $‐ Q2 ‐ 2018 Q3 ‐ 2018 Q4 ‐ 2018 Q1‐2019 Q2‐2019 Q3‐2019 Q4‐2019 Q1‐2020 Pangaea TCE      $13,728         $13,835            $14,360             $12,029         $12,933             $15,915          $15,172           $10,508  Consistently outperforming against average Panamax and Supramax index *Average of the published Panamax and Supramax index net of commission 9

FINANCIAL PERFORMANCE Q2-2018 THROUGH Q1-2020


ADJUSTED EBITDA(1)
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20


TCE(2)
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20

1) **Adjusted EBITDA** is a non-GAAP measure and represents operating earnings before interest expense, income taxes, depreciation and amortization, share-based compensation, loss on sale and leaseback of vessels and other non-operating income and/or expense, if any.

2) **TCE** is defined as total revenues less voyage expenses divided by the number of shipping days, which is consistent with industry standards. TCE rate is a common shipping industry performance measure used primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in per-day amounts.

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ADJUSTED EARNINGS PER COMMON SHARE Adjusted EPS total of ($0.09) for Q1‐2020 Historical Adjusted EPS (1)  0.25 $0.44 $0.44 $0.30  0.20 0.20  0.18  0.18   0.15 0.14   0.10 0.11  0.10  0.10  0.09  0.09   0.05 0.05  0.03   ‐ Q2‐17 Q3‐17 Q4‐17 Q1‐18 Q2‐18 Q3‐18 Q4‐18 Q1‐19 Q2‐19 Q3‐19 Q4‐19 Q1‐20  (0.05) (0.09)  (0.10)  (0.15) (1) Adjusted earnings per share represents net income attributable to Pangaea Logistics Solutions Ltd. plus, when applicable, loss on sale and leaseback of  vessel, loss on impairment of vessel, gains and losses on derivative instruments, and certain non‐recurring charges, divided by the weighted average  number of shares of common stock. 11